                                                                   Exhibit 10.46

                          PROMISSORY NOTE - L/C LOAN
                          --------------------------


$8,921,019.00                                             Dated: March 12, 1998


          FOR VALUE RECEIVED, AGI INCORPORATED (the "Company") HEREBY PROMISES TO PAY to the order of BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION (the "Lender") the principal sum of EIGHT MILLION NINE HUNDRED TWENTY ONE THOUSAND AND NINETEEN UNITED STATES DOLLARS ($8,921,019.00) or, if less, the aggregate unpaid principal amount of the L/C Loans made by the Lender to the Company pursuant to Section 2.01(b) of the Credit Agreement (as hereinafter defined), on
            ---------------
or before the Termination Date; together, in each case, with interest on any and all principal amounts remaining unpaid hereunder from time to time. Interest upon the unpaid principal amount hereof shall accrue at the rates, shall be calculated in the manner and shall be payable on the dates set forth in the Credit Agreement. After maturity, whether by acceleration or otherwise, accrued interest shall be payable upon demand. Both principal and interest shall be payable in accordance with the Credit Agreement to Bank of America National Trust & Savings Association, as Agent (the "Agent"), on behalf of the Lender, at its main office in Chicago, Illinois in immediately available funds. The L/C Loans made by the Lender to the Company pursuant to the Credit Agreement and all payments on account of principal hereof shall be recorded by the Lender and, prior to any transfer thereof, endorsed on Schedule A attached hereto which is
                                           ----------
part of this Note or otherwise in accordance with its usual practices; provided,
                                                                       --------
however, that the failure to so record shall not affect the Company's
-------
obligations under this Note.

          This Note is a Note referred to in, and is entitled to the benefits of, the Credit Agreement, dated as of March 12, 1998, by and among the Company, Klearfold, Inc., IMPAC Group, Inc., the financial institutions signatory thereto (including the Lender) and the Agent (as amended, modified or supplemented from time to time, the "Credit Agreement") and the other Loan Documents. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. The Credit Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

          The Company hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

          THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS, WITHOUT REGARD TO CONFLICT OF LAWS PROVISIONS, OF THE STATE OF ILLINOIS BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                           AGI INCORPORATED


                                           By: /s/ Richard Block
                                              ----------------------------------

                                              Name: Richard Block
                                                    ----------------------------

                                              Title: President
                                                    ----------------------------

                                                                      Schedule A
                                                                      ----------

                          Promissory Note - L/C Loan

                             dated March 12, 1998

                            payable to the order of

             Bank of America National Trust & Savings Association

________________________________________________________________________________


                              PRINCIPAL PAYMENTS

________________________________________________________________________________

               Amount of
               Principal          Amount of        Unpaid Principal     Notation
     Date      Borrowed       Principal Repaid         Balance          Made By
     ----      --------       ----------------         -------          -------

                            COMPLIANCE CERTIFICATE
                            ----------------------


Bank of America National Trust
& Savings Association,
as Agent for the Lenders party to the
Credit Agreement referred to below
231 South LaSalle Street
Chicago, Illinois  60697

Attn:

Ladies and Gentlemen:

     This certificate is furnished to you by IMPAC Group, Inc. (the "Company"), pursuant to Section 7.02(b) of that certain Credit Agreement, dated as of March ___, 1998, among the Company, AGI Incorporated, Klearfold, Inc., the financial institutions party thereto (the "Lenders"), and Bank of America National Trust & Savings Association, as agent for such Lenders (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), concurrently with the delivery of the financial statements required pursuant to Section 7.01 of the Credit Agreement. Terms not otherwise defined herein are used herein as defined in the Credit Agreement.

     The undersigned, on behalf of the Company, hereby certifies that:

     (A) no Default or Event of Default has occurred and is continuing, except as described in Attachment 1 hereto;

     (B) the financial data and computations set forth in Schedule I below, evidencing compliance with the covenants set forth in Sections 8.01(g), (i) and
(j), 8.04(h), (i) and (k), 8.05(i), 8.10 (b) and (c), 8.15, 8.16, 8.17, 8.18,
8.19 and 8.21 of the Credit Agreement, are true and correct as of December 31, 1997 (the "Computation Date"); and

     (C) if the financial statements of the Company being concurrently delivered were not prepared in accordance with GAAP, Attachment 2 hereto sets forth any derivations required to conform the relevant data in such financial statements to the computations set forth below.

     The foregoing certifications, together with the computations set forth in
Schedule 1 hereto and the financial statements delivered with this Compliance Certificate in support hereof, are made and delivered as of this 12th day of March, 1998.


                                           IMPAC GROUP, INC.


                                           By:__________________________________

                                           Name:________________________________

                                           Its:_________________________________

                                  SCHEDULE 1
                                  ----------

                                 Computations
                                 ------------

------------------------------------------------------------------------------------------
I.   Section 8.01 Liens
     ------------------
------------------------------------------------------------------------------------------
     A.   Clause (q)
          ----------
------------------------------------------------------------------------------------------
           1.  Aggregate amount of obligations permitted to be                $    375,000
               secured:
------------------------------------------------------------------------------------------
          2.   Actual amount of obligations secured as of the date of         $          0
               determination:
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

     B.   Clause (i)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of obligations permitted to be                $    750,000
               secured:
------------------------------------------------------------------------------------------
          2.   Actual amount of obligations secured as of the date of         $    N/A
               determination:
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

     C.   Clause (j)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of obligations permitted to be                $    750,000
               secured:
------------------------------------------------------------------------------------------
          2.   Actual amount of obligations secured as of the date of         $    451,000
               determination:
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

II.  Section 8.04 Loans and Investments
     ----------------------------------
------------------------------------------------------------------------------------------
     A.   Clause (h)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of advances permitted:                        $  1,750,000
------------------------------------------------------------------------------------------
          2.   Actual amount of advances outstanding as of the date of        $     44,000
               determination:
------------------------------------------------------------------------------------------
          B.   Clause (i)
               ---------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of advances permitted:                        $     75,000
------------------------------------------------------------------------------------------
          2.   Actual amount of advances outstanding as of the date of        $          0
               determination:
------------------------------------------------------------------------------------------
     C.   Clause (k)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of Investments permitted:                     $  1,000,000
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
          2.   Aggregate amount of Investments outstanding as of the          $  N/A
                date of determination:
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

III.  Section 8.05 Indebtedness
      -------------------------
------------------------------------------------------------------------------------------
      A.  Clause (i)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate principal amount of Indebtedness permitted:          $  3,500,000
------------------------------------------------------------------------------------------
          2.   Aggregate principal amount of Indebtedness outstanding         $          0
               as of the date of determination:
------------------------------------------------------------------------------------------
IV.   Section 8.10 Lease Obligations
      ------------------------------
------------------------------------------------------------------------------------------
      A.  Clause (b)
          ----------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of rental payments permitted in any           $    750,000
               fiscal year:
------------------------------------------------------------------------------------------
          2.   Aggregate amount of rental payments to be made during          $    N/A
               the current fiscal year:
------------------------------------------------------------------------------------------
      B.  Clause (c)
          ---------
------------------------------------------------------------------------------------------
          1.   Aggregate amount of Capital Lease Obligations                  $    750,000
               permitted:
------------------------------------------------------------------------------------------
          2.   Aggregate amount of Capital Lease Obligations as of the        $    N/A
               date of determination:
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

V.    Section 8.15 Leverage Ratio
      ---------------------------
------------------------------------------------------------------------------------------
      Period:  Twelve months ended December 31, 1997.
------------------------------------------------------------------------------------------
      1.  Required:                                                              6.00: 1.0
------------------------------------------------------------------------------------------
      2.  Actual:
------------------------------------------------------------------------------------------
          (a)  Indebtedness for borrowed money as of the end of the           $111,640,000
               period referred to above:
------------------------------------------------------------------------------------------
          (b)  EBITDA for the period referred to above:                       $ 24,536,000
------------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                              4.55: 1.0
                            --
------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------

VI.   Section 8.16 Senior Leverage Ratio
      ----------------------------------
------------------------------------------------------------------------------------------
      Period:  Twelve months ended December 31, 1997.
------------------------------------------------------------------------------------------
      1.  Required:                                                              3.50: 1.0.
------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
      2.  Actual:
-------------------------------------------------------------------------------------------
          (a)  Senior Debt as of the end of the period referred to above:    $  12,611,000
-------------------------------------------------------------------------------------------
          (b)  EBITDA for the period referred to above:                      $  24,536,000
-------------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                               .51: 1.0.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

VII.  Section 8.17 Interest Coverage Ratio
      ------------------------------------
-------------------------------------------------------------------------------------------
      Period: Twelve months ended December 31, 1997.
-------------------------------------------------------------------------------------------
      1.  Required:                                                              1.75: 1.0.
-------------------------------------------------------------------------------------------
      2.  Actual:
-------------------------------------------------------------------------------------------
          (a)  EBITDA for the period referred to above:                      $  24,536,000
-------------------------------------------------------------------------------------------
          (b)  Consolidated Interest Expense for the period referred to      $  11,476,000
               above:
-------------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                              2.14: 1.0.
-------------------------------------------------------------------------------------------
VIII. Section 8.18 Net Asset Ratio
      ----------------------------
-------------------------------------------------------------------------------------------
      Period:  Twelve months ended December 31, 1997.
-------------------------------------------------------------------------------------------
      1.  Required:                                                              1.75: 1.0.
-------------------------------------------------------------------------------------------
      2.  Actual:
-------------------------------------------------------------------------------------------
          (a)  sum of accounts receivable, inventory and the net             $  83,435,000
               property, plant and equipment as of the date of
               determination:
-------------------------------------------------------------------------------------------
          (b)  Senior Debt as of the date of determination:                  $  12,611,000
-------------------------------------------------------------------------------------------
          (c)  Ratio of (a) to (b):                                              6.62: 1.0.
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

IX.   Section 8.19 Minimum Net Worth
      ------------------------------
-------------------------------------------------------------------------------------------
      1.  Required Net Worth: as of December 31, 1997
-------------------------------------------------------------------------------------------
          (a)  Base Amount:                                                  $   3,500,000
-------------------------------------------------------------------------------------------
          (b)  50% of the sum of the positive Net Income of the              $   N/A
               Company for each fiscal quarter ending on and  after
               March 31, 1998:
-------------------------------------------------------------------------------------------
          (c)  75% of the amount of the cash and non-cash proceeds of        $   N/A
               any equity securities issued by the Company after the
               Closing Date:
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------
          (d)  The sum of (a) plus (b) plus (c)                              $   3,500,000
-------------------------------------------------------------------------------------------
      2.  Actual Net Worth:                                                  $   4,456,000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

X.    Section 8.21 Intercompany Loans
-------------------------------------------------------------------------------------------
      A.  Owing by (or to) Subsidiaries other than Credit Parties
-------------------------------------------------------------------------------------------
          1.   Aggregate amount permitted:                                   $   1,000,000
-------------------------------------------------------------------------------------------
          2.   Aggregate amount outstanding as of the date of                $   N/A
               determination:
-------------------------------------------------------------------------------------------

                                 ATTACHMENT 1
                                 ------------


               DESCRIPTION OF ANY DEFAULTS OR EVENTS OF  DEFAULT
               -------------------------------------------------

                                 ATTACHMENT 2
                                 ------------


          DERIVATIONS REQUIRED TO CONFORM RELEVANT DATA IF FINANCIAL
             STATEMENTS WERE NOT PREPARED IN ACCORDANCE WITH GAAP
             ----------------------------------------------------

                                      A-2